DISTRIBUTORSHIP AGREEMENT

This AGREEMENT is effective as of the 22 day of August, 2011, by and between MEGA-PRO, INTERNATIONAL (hereinafter referred to as "MEGA-PRO"), having its principal place of business at 251 W Hilton Drive, St. George, Utah 84770, and Nutrition Concepts, ("hereinafter referred to as DISTRIBUTOR"), having its principal place of business at 267 E. 1400 S. Ste 100, St. George Utah 84790.

WHEREAS, MEGA-PRO has developed and sells a line of dietary supplements (hereinafter collectively referred to as "PRODUCTS"); and

WHEREAS, MEGA-PRO is the owner of certain trademarks used in connections with PRODUCTS; and

WHEREAS, MEGA-PRO wishes to sell and distribute PRODUCTS in United States hereinafter referred to as "the TERRITORY"); and

WHEREAS, DISTRIBUTOR wishes to obtain from MEGA-PRO the right to purchase for resale and distribute the PRODUCTS in the TERRITORY, and MEGA-PRO wishes to designate DISTRIBUTOR as a distributor of the PRODUCTS for resale to customers in the TERRITORY;

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

1. APPOINTMENT AND TERM

MEGA-PRO hereby appoints DISTRIBUTOR as the distributor for the resale of the PRODUCTS to customers within the TERRITORY. Unless terminated sooner according to the terms of this AGREEMENT, this appointment shall be for a term of one year from the date hereof. Thereafter, this AGREEMENT may be extended, by written agreement, for a period mutually agreeable to the parties hereto. If the parties are unable to reach a written renewal agreement within the term of this AGREEMENT, this AGREEMENT shall automatically and immediately terminate. If renewed by the parties, the provisions of this AGREEMENT shall remain in effect unless modified by written agreement.

2. DUTIES AND RESPONSIBILITIES OF MEGA-PRO

Upon receipt of an order from DISTRIBUTOR, MEGA-PRO shall, in a timely manner, ship the PRODUCT to customers at such locations as are designated by customers. Other than those expressly provided for herein,, no warranties are provided by MEGA-PRO, express or implied, and no warranties of merchantability or fitness for a particular purpose are provided by MEGA-PRO.

3. DUTIES AND RESPONSIBILITIES OF DISTRIBUTOR

DISTRIBUTOR will select a carrier, pay all shipping charges, and reimburse MEGA-PRO for any charges in connection therewith. DISTRIBUTOR will pay any customs, duties, and taxes that may be levied by reason of exportation and/or importation. Any payment made by MEGA-PRO to facilitate shipment shall not be viewed as an assumption of such obligations. DISTRIBUTOR will pre-pay for all PRODUCTS ordered by DISTRIBUTOR for resale to customers. All risk of loss, damage, injury or destruction of the PRODUCTS shall pass to DISTRIBUTOR when the PRODUCTS are identified to the contract.

DISTRIBUTOR shall have the right to use the trademarks owned by MEGA-PRO only in connection with the distribution of the PRODUCTS and only during the period of this AGREEMENT as set forth herein.

DISTRIBUTOR will not make any changes to the PRODUCTS or their containers or packaging or the like without prior written approval from MEGA-PRO. Approval may be withheld in the sole discretion of MEGA-PRO.

If requested, DISTRIBUTOR will furnish MEGA-PRO with copies of all purchase orders, invoices and all other records kept in the ordinary course of business. DISTRIBUTOR agrees that MEGA-PRO or any of its representatives may at any reasonable business hour inspect the operations and facilities of DISTRIBUTOR with respect to the sale and distribution of the PRODUCTS.

4. TERMINATION

Either party shall have the right to terminate this AGREEMENT, in its sole discretion, upon 60 days written notice to the other. Either party shall further have the right to terminate this AGREEMENT, with no advance notice to the other, in the event of a breach of the AGREEMENT by such other party. Such termination, in either case, will not extinguish obligations previously incurred under this AGREEMENT.

If either party shall become insolvent, make any assignment for the benefit of creditors, be adjudged bankrupt, or if a receiver or trustee of their property shall be appointed, this AGREEMENT shall thereupon automatically terminate.

5. RELATIONSHIP OF THE PARTIES

The parties hereby agree that no agency, joint venture, or partnership is created by this AGREEMENT, and under no circumstances shall DISTRIBUTOR or its agents or employees be considered the agent of MEGA-PRO. DISTRIBUTOR shall incur no obligation, directly or by implication, without the written permission of MEGA-PRO.

6. ENTIRE AGREEMENT

This AGREEMENT contains the entire understanding of the parties, and there are no representations, warranties, promises, or undertakings other than those contained herein. This AGREEMENT supersedes and terminates any and all prior agreements or contracts, written or verbal.

No waiver or modification of any of the terms of this AGREEMENT is valid unless contained in a writing signed by both parties.

7. GOVERNING LAW

This AGREEMENT shall be construed and enforced in accordance with the laws of the State of Utah of the United States of America, and any dispute arising under this AGREEMENT shall be resolved in a Court of cognizant jurisdiction in Washington County, Utah, which shall have sole personal and subject matter jurisdiction over any dispute arising under this AGREEMENT.

8. INVALIDITY

The invalidity or unenforceability of any particular provision of this AGREEMENT shall not affect the other provisions hereof, and this AGREEMENT shall be construed in all respects as if such invalid or unenforceable provision was omitted.

9. ASSIGNABILITY

MEGA-PRO is hereby authorized to assign all of its rights under this AGREEMENT.
IN WITNESS WHEREOF, the parties have executed this AGREEMENT on the day and year first above written.

MEGA-PRO, INTERNATIONAL

By:______________________

Dave V. Smith, President

DISTRIBUTOR

By:______________________

Nutritional Concepts